SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2006

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 3, 2006, after receiving approval from its stockholders, Isis Pharmaceuticals, Inc. (“Isis”) amended its 2002 Non-Employee Directors’ Stock Option Plan to (i) increase the total number of shares reserved for issuance under the Directors’ Plan from 600,000 shares to 850,000 shares, and (ii) increase the annual non-discretionary stock option grant for Isis’ non-employee directors from 10,000 shares to 12,500 shares. A copy of the 2002 Non-Employee Directors’ Stock Option Plan as amended and restated is attached to this Report as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Amended and Restated 2002 Non-Employee Directors’ Stock Option Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: May 3, 2006	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1         Amended and Restated 2002 Non-Employee Directors’ Stock Option Plan.